EXHIBIT 10.1

Execution Version

AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT

This AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT (this “Amendment”), dated as of March 30, 2020, is entered into by and among HESKA CORPORATION, a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”). Unless otherwise specifically defined herein, all capitalized terms used but not defined herein have the meaning ascribed thereto under the Securities Purchase Agreement (as defined below).

WITNESSETH
WHEREAS, the parties entered into that certain Securities Purchase Agreement dated as of January 12, 2020 by and among the Company and the Purchasers (the “Securities Purchase Agreement”), upon the terms and subject to the conditions of which, each Purchaser, severally and not jointly, agreed to purchase and acquire from the Company, and the Company agreed to issue and sell to each Purchaser, the aggregate number of shares of the Company’s Series X Convertible Preferred Stock, par value $0.01 per share (the “Series X Preferred Stock”), as set forth below each such Purchaser’s name on its signature page to the Securities Purchase Agreement; and

WHEREAS, Section 6.4 of the Securities Purchase Agreement provides that the Securities Purchase Agreement may be amended, modified or supplemented by a written instrument executed by the Company and the Purchasers holding or having the right to acquire a majority of the shares of Series X Preferred Stock being issued and sold pursuant to the Securities Purchase Agreement on a fully-diluted basis at the time of such amendment (which amendment shall be binding on all Purchasers).

NOW, THEREFORE, the parties hereto agree to amend the Securities Purchase Agreement as follows:

1.Amendments to Securities Purchase Agreement.
(a)The parenthetical in the first sentence of clause B of the recitals of the Securities Purchase Agreement is hereby amended and restated to read in full as follows: “(which aggregate amount for all Purchasers together shall be 122,000 shares of Series X Preferred Stock (the “Shares”)).”

(b)The third sentence of Section 2.1 of the Securities Purchase Agreement is hereby amended and restated to read in full as follows: “The conversion price for each Share initially shall be $80.85, subject to adjustment, as provided in the Certificate of Designations.”

2.
Subscription Amount. The parties hereto acknowledge and agree that references in the Securities Purchase Agreement to the Subscription Amount and number of Shares to be acquired by each Purchaser as set forth on each such Purchaser’s signature page to the Securities Purchase Agreement shall, in each case, instead refer to the Subscription Amount and the number of Shares to be acquired by each such Purchaser as set forth on each such Purchaser’s signature page to this Amendment.

3.	No Further Amendment. The parties hereto agree that all other provisions of the Securities

Purchase Agreement, subject to Section 1 and Section 2 of this Amendment, continue un-amended, in full force and effect and constitute legal and binding obligations on the parties hereto. This Amendment forms an integral and inseparable part of the Securities Purchase Agreement.

4.
Other Miscellaneous Terms. The provisions of Article VI (Miscellaneous) of the Securities Purchase Agreement apply to this Amendment and to the Securities Purchase Agreement as modified by this Amendment, taken together as a single agreement, reflecting the terms therein as modified by this Amendment.

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IN WITNESS WHEREOF, each of the parties has caused this Amendment to be duly executed on its behalf as of the day and year first above written.

By:	/s/ Catherine Grassman
Name:	Catherine Grassman
Title:	Executive Vice President, Chief Financial Officer

[Signature Page to Amendment to Securities Purchase Agreement]

NAME OF PURCHASER:

JANUS HENDERSON VENTURE FUND

By: Janus Capital Management LLC, its investment advisor

By: __/s/ Scott Stutzman_____
Name: Scott Stutzman
Title: Authorized Signatory

Aggregate Purchase Price (Subscription Amount): $18,622,000
Number of Shares to be Acquired: 18,622

[Signature Page to Amendment to Securities Purchase Agreement]

NAME OF PURCHASER:

JANUS CAPITAL FUNDS PLC - JANUS HENDERSON US VENTURE FUND

By: Janus Capital Management LLC, its investment advisor

By: __/s/ Scott Stutzman_____
Name: Scott Stutzman
Title: Authorized Signatory

Aggregate Purchase Price (Subscription Amount): $898,000
Number of Shares to be Acquired: 898

[Signature Page to Amendment to Securities Purchase Agreement]

NAME OF PURCHASER:

NINE TEN PARTNERS LP

By: __/s/ Russell Mollen____
Name: Russell Mollen
Title: Portfolio Manager

Aggregate Purchase Price (Subscription Amount): $34,160,000
Number of Shares to be Acquired: 34,160

[Signature Page to Amendment to Securities Purchase Agreement]

NAME OF PURCHASER:

EVERSEPT GLOBAL HEALTHCARE FUND, L.P.

By: __/s/ Kamran Moghtaderi____
Name: Kamran Moghtaderi
Title: Managing Member, Eversept GP, LLC, general partner

Aggregate Purchase Price (Subscription Amount): $29,280,000
Number of Shares to be Acquired: 29,280

[Signature Page to Amendment to Securities Purchase Agreement]

NAME OF PURCHASER:

PARK WEST INVESTORS MASTER FUND, LIMITED

By: Park West Asset Management LLC
Its: Investment Manager

By: __/s/ Grace Jimenez____
Name: Grace Jimenez
Title: Chief Financial Officer

Aggregate Purchase Price (Subscription Amount): $35,445,000
Number of Shares to be Acquired: 35,445

[Signature Page to Amendment to Securities Purchase Agreement]

NAME OF PURCHASER:

PARK WEST PARTNER INTERNATIONAL, LIMITED

By: Park West Asset Management LLC
Its: Investment Manager

By: __/s/ Grace Jimenez____
Name: Grace Jimenez
Title: Chief Financial Officer

Aggregate Purchase Price (Subscription Amount): $3,595,000
Number of Shares to be Acquired: 3,595

[Signature Page to Amendment to Securities Purchase Agreement]